UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Genuine Parts Company

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.investorvote.com/GPC or scan the QR code – login details are located in the shaded bar below.

Genuine Parts Company Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

Genuine Parts Company Shareholder Meeting to be Held on May 1, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 proxy statement and 2022 annual report to shareholders are available at:

www.investorvote.com/GPC

Easy Online Access — View your proxy materials and vote.
Step 1:	Go to www.investorvote.com/GPC.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 21, 2023 to facilitate timely delivery.

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Genuine Parts Company Shareholder Meeting Notice

The 2023 Annual Meeting of Shareholders of Genuine Parts Company will be held on Thursday, May 1, 2023 at 10:00 AM EST, virtually via the internet at meetnow.global/MR2WPTW. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote “FOR” all nominees and “FOR” proposals 2 and 4, and “1 YEAR” on proposal 3:

1.	Election of Directors:
01 – Elizabeth W. Camp
02 – Richard Cox, Jr.
03 – Paul D. Donahue
04 – Gary P. Fayard
05 – P. Russell Hardin
06 – John R. Holder
07 – Donna W. Hyland
08 – John D. Johns
09 – Jean-Jacques Lafont
10 – Robert C. Loudermilk, Jr.
11 – Wendy B. Needham
12 – Juliette W. Pryor
13 – E. Jenner Wood III

2.	Advisory vote on executive compensation
3.	Frequency of advisory vote on executive compensation
4.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2023

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
– Internet – Go to www.investorvote.com/GPC.
– Phone – Call us free of charge at 1-866-641-4276.

–   Email – Send an email to investorvote@computershare.com with“Proxy Materials Genuine Parts Company” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 21, 2023.